Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of [____], 2007, between Brainstorm Cell Therapeutics, Inc., a Delaware corporation (the "Company") and ACCBT Corp., a corporation duly incorporated under the laws of the British Virgin Islands (the "Purchaser").

This Agreement is made pursuant to the Subscription Agreement, dated as of the date hereof, between the Company and the Purchaser (the "Subscription Agreement").

The Company and the Purchaser hereby agree as follows:

1. Definitions.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement. As used herein, the following terms shall have the following meanings:

Holder or Holders: Any holder of the Registrable Securities, including the Purchaser.

Offering: means the private placement offering of securities by the Company as described in the Subscription Agreement.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Questionnaire: A questionnaire prepared by the Company which is to be completed by each Holder in order to provide the information required by Sections 507 and 508 of Regulation S-K, as promulgated under the 1933 Act and the 1934 Act, for inclusion in a Registration Statement, including the identification of all beneficial owners of Registrable Securities.

Registrable Securities: The Subscription Shares and the Warrant Shares, and any and all shares of Common Stock issued as dividends with respect to the foregoing or issued or issuable upon any stock split, until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission or (2) such Registrable Securities are saleable pursuant to Rule

144(k) (or any similar provision then in force) under the 1933 Act, without any restriction, whichever is earlier.

Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

2. Registration Rights.

(a) Required Registration. Within 30 days of receipt of written demand from the Purchaser or Holders representing a majority of the Registrable Securities (a "Demand"), the Company shall prepare and file with the SEC a Registration Statement on appropriate form as determined under the regulations of the SEC for the purpose of registering for public resale such number of Registrable Shares as shall be determined by the Purchaser in its sole discretion (the "Demand Shares"). The Company shall use its best efforts to ensure that a Registration Statement relating to the Demand Shares is declared effective within 120 days of such date. In the event that the Registration Statement relating to the Demand Shares is not declared effective by the SEC within 120 days and the Registration Statement does not stay effective for 30 consecutive days for any reason during the two year period commencing after its effectiveness, then Holder shall be entitled to liquidated damages equal to one percent (1%) of the Holder's original subscription price in the Offering for each 30 day period, pro rated on a daily basis; provided, however, that such damages shall not exceed 11.25% of such Holder's original subscription payment. The foregoing sentence notwithstanding, in the event that the Registration Statement relating to the Initial Demand Shares is not declared effective by the SEC within 120 days of such demand because of SEC comments pertaining to the number of Demand Shares included in such Registration Statement, the 120 day period relating to the payment of liquidated damages hereunder shall be tolled until such time as the Purchaser reduces the number of Demand Shares to a number that is satisfactory to the SEC. To the extent that any of the Registrable Shares have not been registered, the Purchaser may make additional Demands for the filing of Registration Statements in accordance with this Section (which shall continue to apply in its entirety for each Demand made by the Purchaser) until such time as all of the Registrable Securities have been registered, unless registration is otherwise not required hereunder. The Company will agree to take all actions as are necessary to keep the Registration Statement effective until the later of: (i) the first anniversary of the first date on which no Warrants remain unexercised or unexpired or (ii) the date all Subscription Shares and Warrant Shares may be sold without any restrictions under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144(k). The Company shall bear all expenses of the Registration Statement, including reasonable fees and expenses of counsel to the Purchaser.

(b) Withdrawal. If a registration pursuant to this Section 2 involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing

prior to the effective date of the registration statement filed in connection with such registration, not to register the Holder's securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the Holders.

(c) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees, provided that all other security holders of the Company whose securities are included in the Registration Statement similarly agree, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the 1933 Act, of any Registrable Securities, and not to effect any transfer, sale, assignment or pledge of any securities of the Company beneficially owned by the Holder during the thirty (30) days prior to, and continuing for the 180 days following the effective date of such Registration Statement (except as part of such registration).

(d) Exceptions. Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities pursuant to Section 2 hereof for the time periods described in Section 2(e) hereof upon the occurrence of any of the following:

(i) The Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefor);

(ii) The Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise; or

(iii) The Company is in possession of material nonpublic information that the Company would be required to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company.

(e) Period of Delay. If an event described in clauses (i) through (iii) of Section 2(d) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 60 days.

(f) Inclusion in Registration Statement. Each Holder agrees, by acquisition of the Registrable Securities, that it shall not be entitled to be named as a selling security holder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Questionnaire on or prior to at least three (3) business days prior to the filing of the Registration Statement. If a Holder of Registrable Securities returns a Questionnaire after the deadline specified in the previous sentence, the Company shall use its best efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Questionnaire, provided that the Company will take such action on or prior to the 45th day following receipt of the applicable Questionnaire.

3. Registration Procedures.

In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the "Selling Holders"), Holders' legal counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders' legal counsel and the underwriters, if any. The Company will notify each Selling Holder of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b) as promptly as practicable prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

(c) as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that

the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering aud sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

(d) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(e) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(f) as promptly as practicable notify each Selling Holder and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or blue sky laws or the initiation of any proceedings for that purpose and (iv) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(g) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

4. Registration Expenses.

(a) All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, (i) all SEC and securities exchange or NASD registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, messenger and delivery expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, (vi) fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), (vii) 1933 Act liability insurance (if the Company elects to obtain such insurance), (viii) fees and expenses of any special experts retained by the Company in connection with such registration, (ix) fees and expenses of other persons retained by the Company in connection with each registration hereunder and (xi) the fees of the Purchaser's counsel in the amount of [$15,000] to review, on behalf of the Purchaser and the Holders the Registration Statement; provided, however, the Company shall not be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by the Holders). The foregoing expenses are herein called "Registration Expenses."

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(b) The Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Registrable Securities to be registered by each Holder. In addition, the Company shall bear the costs and expenses of any required legal opinion or transfer agent fees in connection with any transfer of Registrable Securities pursuant to Rule 144.

5. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the 1933 Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any

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information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d) Contribution. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other

relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company's stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(b) that are eligible for resale pursuant to Rule 144(k) promulgated under the 1933 Act or that are the subject of a then effective Registration Statement.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or

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consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities (including, for this purpose any Registrable Securities issuable upon exercise or conversion of any Security).

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger, consolidation or similar transaction) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder without consent of the Company.

(f) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that

they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BRAINSTORM CELL THERAPEUTICS, INC

By:____________________________
Name:
Title:

ACCBT Corp.

By:____________________________
Name:
Title: